EXHIBIT 3.3


   Number                                                        Shares

              Incorporated under the laws of the state of Delaware

                        STARLITE ACQUISITION CORPORATION

                     Authorized to issue 120,000,000 shares

   100,000,000 common shares                 20,000,000 preferred shares
   par value $.0001 each                           par value $.0001 each



 This   certifies   that   _______________________________   is  the   owner  of
_____________________ fully paid and non-assessable Shares of the Common Shares of STARLITE ACQUISITION CORPORATION transferrable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

 IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this ________ day of ____________A.D. _____

                            ______________________________________
                                                         President

                                     [SEAL]

                       (Reverse side of stock certificate)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

          TEN COM               --as tenants in common
          TEN ENT               --as tenants by the entireties
          JT TEN                --as joint tenants with right of
                                  survivorship and not as
                                  tenants in common
          UNIF GIFT MIN ACT     --____________Custodian
                                  ____________(Minor)
             under Uniform Gifts to Minors Act

   _______________(State)

         For value received, the undersigned hereby sells, assigns and transfers unto _____________________________

   (please  insert  social  security  or other identifying number of assignee)
   _________________________________________


   ______________________________________________________________________
   (please print or typewrite name and address of assignee)

   _____________________________ Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints ____________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

          Dated, _______________________________

                 _______________________________
   In presence of

   _____________________________________________


   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.


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